                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of  each  of them of a  Statement  on  Schedule  13D  dated  December  22,  2005
(including  amendments  thereto) with respect to the Common Stock of Fox & Hound
Restaurant  Group.  This Joint Filing  Agreement shall be filed as an Exhibit to such Statement.

Dated:   December 22, 2005                NEWCASTLE PARTNERS, L.P.

                                          By:    Newcastle Capital Management, L.P.,
                                                 its General Partner

                                          By:    Newcastle Capital Group, L.L.C.,
                                                 its General Partner

                                          By: /s/ Mark E. Schwarz
                                              ----------------------------------
                                              Mark E. Schwarz, Managing Member

                                          NEWCASTLE CAPITAL MANAGEMENT, L.P.

                                          By:    Newcastle Capital Group, L.L.C.,
                                                 its General Partner

                                          By: /s/ Mark E. Schwarz
                                              ----------------------------------
                                              Mark E. Schwarz, Managing Member

                                          NEWCASTLE CAPITAL GROUP, L.L.C.

                                          By: /s/ Mark E. Schwarz
                                              -----------------------------------
                                              Mark E. Schwarz, Managing Member

                                          /s/ Mark E. Schwarz
                                          -----------------------------------
                                          MARK E. SCHWARZ

                                          STEEL PARTNERS II, L.P.

                                          By:    Steel Partners, L.L.C.
                                                 General Partner

                                          By: /s/ Warren G. Lichtenstein
                                              ---------------------------------
                                                Warren G. Lichtenstein
                                                Managing Member

                                          STEEL PARTNERS, L.L.C.

                                          By: /s/ Warren G. Lichtenstein
                                              ---------------------------------
                                                 Warren G. Lichtenstein
                                                 Managing Member

                                          /s/ Warren G. Lichtenstein
                                          -------------------------------------
                                          WARREN G. LICHTENSTEIN

                                          F&H ACQUISITION CORP.

                                          By: /s/ Mark E. Schwarz
                                          -------------------------------------
                                          Name: Mark E. Schwarz
                                          Title: President and Chief
                                                 Executive Officer

                                          NPSP ACQUISITION CORP.

                                          By: /s/ Mark E. Schwarz
                                          -------------------------------------
                                          Name: Mark E. Schwarz
                                          Title: President and Chief
                                                 Executive Officer